                                                                   EXHIBIT 10.49

                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT


         PREAMBLE: THIS AMENDMENT, dated as of June 30,1 997 (this "Amendment"), is made and entered into by and among BANK OF AMERICA, FSB (the "Bank"), EDUCATIONAL MEDICAL, INC. ("EMI") and all those subsidiaries of EMI listed on the signature page(s) to this Amendment (EMI and such subsidiaries hereinafter sometimes collectively called the "Borrowers" and individually called a "Borrower").

RECITALS:

         WHEREAS, Borrowers and Lender are parties to a certain Business Loan Agreement dated as of February 25, 1997 (the "Loan Agreement"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Loan Agreement); and

         WHEREAS, Borrowers and Lender desire to enter into this Amendment to amend the Loan Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows agree as follows:

         1. AMENDMENT TO SECTION 9.5 OF THE LOAN AGREEMENT. Section 9.5 of the Loan Agreement is hereby amended by deleting the ratio "1.75:1.00" set forth therein and substituting in lieu thereof the ratio of "1.50:1.00."

         2. AMENDMENT TO SECTION 9.10 OF THE LOAN AGREEMENT. Section 9.10 of the Loan Agreement is hereby amended by adding the following sentence at the end of such Section:

         In determining Borrowers' compliance with the covenant set forth in this Section 9.10, there shall be excluded from the calculation of Borrowers' capital expenditures that amount (which as of March 31, 1997 was approximately $900,000) reflected as capital expenditures on the consolidated financial statements of EMI as a result of its accounting for its acquisition of Educational Management, Inc. (pursuant to a merger of such entity with and into EMI's wholly-owned subsidiary, Nebraska Acquisition Corp.) as a pooling of interests.

         3.  MISCELLANEOUS.

         (a) Effect of Amendment. The amendments to the Loan Agreement specified hereinabove shall have retroactive effect to February 25, 1997, as if such amendments were an integral part of the Loan Agreement as of that date. Except as set forth expressly herein, all terms of the Loan Agreement and the other documents, instruments and agreements executed and delivered in connection therewith (collectively, "Loan Documents"), as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

         (b) Reaffirmation of Representations and Warranties. Borrowers hereby ratify and reaffirm all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, including without limitation, in
Section 8 of the Loan Agreement, except to the extent that such representation and warranties relate to an earlier date or may be untrue or incorrect solely as a result of occurrences permitted under the Loan Agreement.

         (c) Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         (d) Estoppel. To induce Lender to enter into this Amendment, Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to this Amendment, no default or event of default hs occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers with respect to any obligations of Borrowers to Lender.

         (e) Governing Law. This Amendment shall be governed by Georgia law.

         (f) Costs and Expenses. Borrowers agree to pay all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expense of Lender's counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officer or officers thereunto duly authorized, s of the date first above written.

                                              BANK OF AMERICA, FSB.

                                              By:/s/
                                                 ------------------------------
                                                      Name:
                                                           --------------------
                                                      Title:
                                                            -------------------

                                         EDUCATIONAL MEDICAL, INC.


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                         ANDON COLLEGE, INC.


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                         CALIFORNIA ACADEMY OF
                                         MERCHANDISING, ART AND DESIGN,
                                         INC.


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                         DBS ACQUISITION CORP.


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                         DEST EDUCATION CORPORATION


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                        ANDON COLLEGE, INC.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/CFO

                                        ICM ACQUISITION CORP.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/CFO


                                        HBC ACQUISITION CORP.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/ CFO


                                        MARIC LEARNING SYSTEMS


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/CFO


                                        MTSX ACQUISITION CORP.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/ CFO


                                        OIOPT ACQUISITION CORP.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/ CFO

                                         PALO  VISTA  COLLEGE OF  NURSING
                                         AND ALLIED  HEALTH SCIENCES, INC.


                                         By:/s/ Vince Pisano
                                            -----------------------------------
                                            Name: Vince Pisano
                                            Title:  Vice President/CFO


                                        SACMD ACQUISITION CORP.


                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/CFO


                                        SCOTTSDALE EDUCATIONAL CENTER
                                        FOR ALLIED HEALTH CAREERS,
                                        INCORPORATED.

                                        By:/s/ Vince Pisano
                                           ------------------------------------
                                           Name: Vince Pisano
                                           Title:  Vice President/CFO